UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06416

Exact Name of registrant as specified in charter:	DTF Tax-Free Income Inc.

Address of principal executive offices:	55 East Monroe Street,
Suite 3600,
Chicago, IL 60603

Name and address of agent for service:	Prudential Investments LLC
Mr. Jonathan Shain, Esq.
Gateway Center Three, 4th Floor
100 Mulberry Street,
Newark, NJ 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	October 31, 2004

Date of reporting period:	April 30, 2004

Item 1 – Reports to Stockholders – [SHAREHOLDER REPORT TO BE INSERTED HERE IN THE EDGAR VERSION]

LETTER TO

SHAREHOLDERS

June 14, 2004

Dear Shareholder:

Fund Performance

For the six months ending April 30, 2004, the DTF Tax-Free Income Fund (DTF) continued to provide an attractive level of tax-free income. Based on the April 30, 2004 closing stock price of $14.34, the fund’s $0.08 monthly dividend translated into a tax-free current yield of 6.69%. This level of income continues to be generated by a high quality, well-diversified investment portfolio. It is noteworthy that the Fund’s monthly dividend has remained at 8 cents per month since December of 2002, despite experiencing 40-year record lows on municipal interest rates over the past 12 months.

The DTF’s total return for one, three, five and ten year periods is compared to its Lipper Leveraged Municipal Peer Group below:

ANNUALIZED NAV TOTAL RETURN (4/30/04)
	One Year	Three Years	Five Years	Ten Years

DTF[1]	1.3%	7.2%	5.8%	7.0%
Lipper General Leveraged Municipal Debt Funds Average[2]	5.0	7.6	5.6	6.9

1 Source: Lipper Inc. Total return of the Fund represents the change in net asset value from the beginning of the period (11/1/03) through the end (4/30/04), and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the New York Stock Exchange, Inc. using the symbol DTF. Past performance is not indicative of future results. Current performance may be lower or higher than the performance in these periods.

2 Source: Lipper Inc. The Lipper General Leveraged Municipal Debt Funds Average is comprised of funds that invest primarily in municipal debt issues rated in the top four credit ratings. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements.

The Fund’s strong credit qualities combined with good call protection and well diversified sector holdings, contributed to this long-term outperformance. The Fund’s diversification by market sector is shown below:

Fund Diversification
Market Sectors
Water/Sewer Revenue	35%
Electric Utilities	15
Pre-Refunded Utilities	17
Pollution Control	3

Non-Utilities	30

General Economic Commentary

After experiencing 40-year record low interest rates on U.S. Treasury bonds over the past twelve months, rates have increased sharply. The strengthening U.S. economy, an improved employment market, the threat of rising inflation and a change in monetary policy language by the Federal Reserve (Fed) have driven this significant rise in interest rates. Interest rate volatility also remains high as intermediate term U.S. Treasury rates experienced a range of approximately 140 basis points between the high and low level over the past twelve months. We expect volatility to remain high as the market awaits a potential change in monetary policy by the Fed.

The U.S. economy continues to strengthen as evidenced by strong gross domestic product (GDP) growth, healthy corporate profits, declining unemployment, improved consumer confidence, and increased business spending. During the fourth quarter of 2003 and the first quarter of 2004, the U.S. economy expanded at a 4.4% and 4.1% annual rate, respectively. If this pace of growth continues over the balance of the year, it would represent the fastest rate of annual growth in GDP in 20 years. In a report from the Commerce Department, corporate profits increased by over 30% for the 12 months ending March 31, 2004, as consumer spending remained strong and corporate purchases of equipment surged. This represented the largest increase in corporate profitability since the first quarter of 1984. Consumer spending, which accounts for over two-thirds of the economy, expanded at an annual pace of 3.9% during the quarter. Unemployment declined to 5.6% in April as the job market has slowly improved. Consumer confidence has also risen during the past 12 months as the economy continues to expand and the labor market improves. Manufacturing also has improved as the Institute for Supply Management’s factory index, a gauge of U.S. manufacturing, remains close to its highest level in over 20 years as factories continue to expand production in order to meet the growth in new orders. Company inventories have continued to decline as new orders surged, forcing manufacturers to ramp up production in order to meet this higher business spending. Clearly, the U.S. economy continues to strengthen as many economic indicators are reaching levels not seen for several years, if not decades for some readings.

The Municipal Market and Your Fund

Two themes have dominated the municipal bond market over the past couple years; record supply of municipal issuance and a very steep municipal yield curve. However, both themes have begun to reverse this year as the U.S. economy has strengthened and the prospect of the Fed tightening monetary policy has increased. After experiencing two year’s of record supply of municipal bonds, new issuance of bonds has finally begun to slow. This decline in municipal issuance has been caused by the combination of rising interest rates and an improved fiscal outlook for many states, cities and towns. Municipalities flooded the market with refunding issues in 2002 and 2003 as interest rates hit 40-year lows. However, as municipal interest rates have risen along with U.S. Treasury rates, the opportunity to refinance older, higher cost debt has faded. Over the past year, municipalities have also experienced a steady improvement in their financial position. Driven by a strengthening U.S. economy, the National Conference of State Legislators reports that more than half of the 50 states are anticipating a budget surplus for their current fiscal year. This improved budget outlook has reduced municipalities’ needs to issue municipal bonds in order to finance their budget deficits, thus further driving new issuance of municipal bonds lower. The Fed’s accommodative monetary policy stance and slow economic growth in 2002 and early 2003 caused the municipal yield curve to steepen to levels not seen since the early 1990’s. However, as the economy has gained steam and the risks of inflation have increased, the municipal yield curve has slowly flattened as shorter-term interest rates have risen more sharply than longer-term rates. As a result, fund’s that employ leverage similarly to the DTF Fund have been impacted this year as investors anticipate the Fed will tighten monetary policy in the near term and shorter term interest rates will move higher.

Within the DTF Fund, we continue to emphasize higher quality utility bonds within a highly diversified portfolio. The Fund currently has an average quality rating of AA with over 96% of its issues rated AA or higher. Within the utility segment of the portfolio, the Fund is well diversified between electric utility, pollution control, and water/sewer issues. The Fund has continued the theme of increasing exposure to the water and sewer utility sector while slowly reducing exposure to electric utility bonds due to the favorable combination of quality, liquidity, and the essential service nature of water and sewer bonds. As a result, the portfolio remains well diversified in an effort to minimize exposure to any one sector with electric utility exposure currently at 15%, which by historical standards is a low level of exposure for the DTF Fund. Additionally, the Fund does not own any tobacco settlement bonds or bonds backed by domestic airlines. While these lower-rated, higher yielding sectors have been strong performers in the municipal bond market over the past twelve months, we continue to believe that the longer-term risks inherent in these sectors are not consistent with our strategy of preservation of capital.

Outlook

As we move forward into the second half of 2004, we anticipate a continuation of economic expansion with a Federal Reserve that will methodically reverse its accommodative monetary policy. Factors that could influence the municipal bond market as we move forward include: the timing and depth of potential Fed policy changes, the health of the U.S. economy and labor markets, the performance of equity markets, and potential changes to current tax laws. We continue to be fully invested along the entire yield curve in order to provide shareholders with a high level of current income exempt from federal taxes and to insulate the portfolio from potential changes in interest rates and shape of the yield curve that may occur if the Fed slowly changes its policy. In spite of these uncertainties and challenges in the municipal bond market, we believe the municipal market represents good relative value at current levels.

We continue to appreciate your interest in the DTF Tax-Free Income Fund and look forward to being of continued service in the future.

Sincerely,

Francis E. Jeffries, CFA

Chairman of the Board

DTF TAX-FREE INCOME INC.

Portfolio of Investments

April 30, 2004 (Unaudited)

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			LONG-TERM INVESTMENTS—143.8%
			Alabama—5.4%
			Jefferson Cnty. Swr. Rev. Capital Impvt.
Aaa	$3,000		5.125%, 2/1/29, Ser. A, F.G.I.C.	$3,298,350
Aaa	4,000		5.00%, 2/1/33, Ser. A, F.G.I.C.	4,383,801

				7,682,151

			California—23.6%
			Burbank Elec. Rev.,
Aaa	1,380		5.375%, 6/1/2018, M.B.I.A.	1,476,586
			Foothill/Eastern Corr. Agency Toll Road Rev.,
Aaa	5,640	(b)	6.00%, 1/1/34, Ser. A, Prerefunded 1/1/07 @ $100	6,201,744
			Fresno Swr. Rev.,
Aaa	3,030		6.00%, 9/1/09, A.M.B.A.C.	3,475,471
Aaa	2,000		6.25%, 9/1/14, A.M.B.A.C.	2,370,320
			Los Angeles Wtr. & Pwr. Rev.,
Aaa	1,000		5.25%, 7/1/21, Ser. A, F.S.A.	1,046,180
Aaa	1,000		5.375%, 7/1/21, Ser. A-2, F.S.A.	1,055,240
			Pomona Sngl. Fam. Mtge. Rev.,
Aaa	2,310		7.375%, 8/1/10, Escrowed to maturity	2,641,346
			Riverside Cnty. Sngl. Fam. Rev., Mtge. Backed,
Aaa	2,500		7.80%, 5/1/21, Ser. A, Escrowed to maturity	3,333,425
			San Bernardino Cnty. Residential Mtge. Rev.,
Aaa	7,840		9.60%, 9/1/15, Escrowed to maturity	11,657,374

				33,257,686

			Colorado—0.2%
			Colorado Hsg. Fin. Auth., Sngl. Fam. Prog.,
Aa2	245		8.00%, 6/1/25	247,991

			Connecticut—4.7%
			Connecticut St. Airport Rev.,
Aaa	925	(b)	7.65%, 10/1/12, F.G.I.C. Prerefunded 10/1/04 @ $100	949,864
Aaa	2,075		7.65%, 10/1/12, F.G.I.C.	2,124,406

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			Mashantucket Western Pequot Tribe Spl. Rev.,
Baa3	$3,500		5.75%, 9/1/18, Ser. B	$3,634,610

				6,708,880

			Florida—8.1%
			Dade Cnty. Wtr. & Swr. Sys. Rev.,
Aaa	3,000		5.25%, 10/1/26, F.G.I.C.	3,051,510
			Florida Mun. Ln. Council Rev. North Miami Beach Wtr. Proj., Ser. B,
Aaa	2,210		5.375%, 8/1/20, M.B.I.A.	2,372,170
			Sarasota Cnty., Util. Sys. Rev.
Aaa	1,000		5.25%, 10/1/16, Ser. C, F.G.I.C.	1,072,320
			St. Petersburg Public Util. Rev.,
Aaa	5,000		5.00%, 10/1/28, Ser. A, F.S.A.	5,004,150

				11,500,150

			Georgia—16.0%
			Atlanta Wtr. & Wastewater Rev., Ser. A
Aaa	2,385		5.00%, 11/1/29, F.G.I.C.	2,386,383
Aaa	715		5.00%, 11/1/38, F.G.I.C.	708,036
Aaa	2,615	(b)	5.00%, 11/1/29, F.G.I.C. Prerefunded 5/1/09 @ $101	2,880,606
Aaa	785	(b)	5.00%, 11/1/38, F.G.I.C. Prerefunded 5/1/09 @ $101	864,732
			De Kalb Cnty Wtr. & Swr. Rev.,
Aa2	4,000		5.00%, 10/1/24	4,028,200
			Fulton Cnty. Sch. Dist., Gen. Oblig.,
Aa2	2,000		5.375%, 1/1/16	2,212,960
			Georgia Mun. Elec. Auth. Pwr. Rev., Ser. Y,
Aaa	145		6.40%, 1/1/13, A.M.B.A.C., Escrowed to maturity	169,422
Aaa	2,470		6.40%, 1/1/13, A.M.B.A.C.	2,870,758
			Georgia Mun. Elec. Auth. Rev.,
Aaa	5,500		6.50%, 1/1/20, Ser. X, A.M.B.A.C.	6,554,570

				22,675,667

			Idaho—2.1%
			Idaho Hsg. Agcy., Sngl. Fam. Mtge. Sr.,
Aa1	1,875		6.65%, 7/1/14, Ser. B	1,921,556
Aaa	1,083		6.60%, 7/1/27, Ser. B, F.H.A.	1,111,775

				3,033,331

See Notes to Financial Statements.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			Illinois—4.1%
			Chicago Gen. Oblig.,
Aaa	$4,000		6.25%, 1/1/11, A.M.B.A.C.	$4,618,160
			Lake Cnty., Wtr. & Swr. Sys. Rev.
Aaa	1,000		5.50%, 12/1/2010, Ser. A A.M.B.A.C.	1,118,700

				5,736,860

			Indiana—5.6%
			Indiana Mun. Pwr. Agcy., Pwr. Supply Sys. Rev.,
Aaa	5,000		6.00%, 1/1/13, Ser. B, M.B.I.A.	5,722,250
			Indianapolis Local Pub. Impvt. Bond Bank, Waterworks Proj.,
Aaa	2,100		5.25%, 7/1/33, Ser. A, M.B.I.A.	2,140,341

				7,862,591

			Kentucky—1.4%
			Louisville & Jefferson Cnty. Met. Swr. District, Swr. & Drain Sys. Rev.,
Aaa	2,000		5.00%, 5/15/30, F.G.I.C.	2,002,020

			Louisiana—0.9%
			St. Charles Parish, Solid Waste Disp. Rev., (Louisiana Pwr. & Lt. Co.),
Aaa	1,250		7.00%, 12/1/22, F.S.A.	1,267,700

			Massachusetts—8.7%
			Boston Wtr. & Swr. Comm. Rev.,
Aaa	2,000		5.00%, 11/1/28, Ser. D, F.G.I.C.	1,998,320
			Massachusetts St. Tpk. Auth., Metro. Highway Sys. Rev.,
Aaa	2,355		5.125%, 1/1/23, Ser. B	2,396,024
Aaa	2,500		4.75%, 1/1/34, Ser. A, A.M.B.A.C.	2,385,125
			Massachusetts St., Wtr. Res. Auth.,
Aaa	5,330	(b)	7.00%, 8/1/13, Ser. A, M.B.I.A., Prerefunded 8/1/04 @ 101 1/2	5,487,661

				12,267,130

			Michigan—2.9%
			Detroit Wtr. Supply Sys. Rev., Sr. Lien,
Aaa	2,000		5.00%, 7/1/30, Ser. A, F.G.I.C.	1,991,180
Aaa	2,000		5.50%, 7/1/24, Ser. A, F.G.I.C.	2,092,160

				4,083,340

			Mississippi—1.2%
			Gulf Coast Reg. Wastewater Auth. Rev., Wastewater Treatment Facs.,
AAA*	1,500		7.00%, 7/1/2012	1,761,150

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			Nebraska—4.9%
			Lincoln San. Swr. Rev.,
Aaa	$1,000		5.00%, 6/15/16, M.B.I.A.	$1,054,640
			Omaha Pub. Pwr. Dist.,Elec. Rev.,
Aa2	2,500		6.15%, 2/1/12, Ser. B Escrowed to maturity	2,883,875
Aa2	2,500		6.20%, 2/1/17, Ser. B Escrowed to maturity	2,927,725

				6,866,240

			New Jersey—1.6%
			New Jersey St. Gen. Oblig., Ser. H,
Aa2	2,000		5.25%, 7/1/17	2,191,520

			New York—15.5%
			Long Island Pwr. Auth. Elec. Sys. Rev.,
Aaa	4,000		5.25%, 12/1/26, Ser. A, M.B.I.A.	4,051,720
			Metro. Trans. Auth. Rev.,
Aaa	1,000		5.25%, 11/15/31, Ser. A, F.G.I.C.	1,023,470
			New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.,
Aaa	5,000		5.00%, 6/15/29, Ser. B, F.S.A.	5,004,950
			New York St. Dorm. Auth. Rev., Comsewogue Pub. Lib. Insd.,
Aaa	2,145		6.00%, 7/1/15, M.B.I.A.	2,285,798
			New York St. Energy Research & Dev. Auth. Facs. Rev., (Con Edison Co. of NY),
A1	4,000		7.125%, 12/1/29	4,189,720
			New York St. Envir. Fac. Corp. Poll. Ctrl. Rev.,
Aaa	4,800	(b)	6.90%, 11/15/15, Ser. D Prerefunded 11/15/04 @ $102	5,042,880
Aaa	200		6.90%, 11/15/15, Ser. D	209,386

				21,807,924

			Ohio—1.9%
			Ohio St. Wtr. Dev. Auth. Rev.,
Aaa	2,445		5.50%, 6/1/20, Ser. B, F.S.A	2,725,637

			South Carolina—1.9%
			Berkeley Cnty. Wtr. & Swr. Rev.,
Aaa	1,000		5.25%, 6/1/16	1,077,810
			Spartanburg Waterworks Rev., Jr. Lien,
Aaa	1,500		5.25%, 6/1/28	1,543,605

				2,621,415

See Notes to Financial Statements.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description (a)	Value (Note 1)
		Tennessee—2.0%
		Tennessee Hsg. Dev. Agcy., Mtge. Fin.,
Aaa	$2,685	6.15%, 7/1/15, Ser. B, M.B.I.A.	$2,784,748

		Texas—16.4%
		Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
Aaa	2,500	5.00%, 5/1/25, M.B.I.A.	2,506,425
		Coastal Wtr. Auth. Contract Rev., City Of Houston Proj.,
Aaa	4,000	5.00%, 12/15/25, F.S.A.	4,009,480
		El Paso Wtr. & Swr. Rev.,
Aaa	1,555	5.50%, 3/1/12, Ser. A, F.S.A.	1,725,055
		Harris Cnty. Toll Road Sub. Lien.,
Aa1	1,650	7.00%, 8/15/10, Ser. A	1,973,780
		Houston Wtr. & Swr. Sys. Rev.,
Aaa	1,500	5.25%, 12/1/23, Ser. B	1,544,520
Aaa	3,500	5.00%, 12/1/28, Ser. A	3,466,120
		Lower Colorado River Auth. Rev., Refunding & Impvmnt.,
Aaa	1,600	5.00%, 5/15/31, F.S.A.	1,760,544
		Lower Colorado River Auth. Rev., Jr. Lien-Fifth Suppl.,
Aaa	2,000	5.25%, 1/1/15, M.B.I.A.	1,982,380
		San Antonio Elec. & Gas Rev.,
Aa1	4,000	5.00%, 2/1/18, Ser. A	4,112,080

			23,080,384

		Virginia—2.8%
		Henrico Cnty. Wtr & Swr. Rev.,
Aa2	3,985	5.00%, 5/1/28	4,002,056

		Washington—7.2%
		Conservation & Renewable Energy Sys., Cons. Proj. Rev.,
Aa1	2,600	6.875%, 10/1/11	2,713,308
		Energy Northwest Wind Proj. Rev.
Aaa	1,170	5.00%, 7/1/19, A.M.B.A.C.	1,196,699
		King Cnty. Swr. Rev.,
Aaa	2,500	5.00%, 1/1/31, F.G.I.C.	2,485,250
		Seattle Wtr. Sys. Rev.,
Aaa	1,000	5.00%, 9/1/18, M.B.I.A.	1,039,260
		Washington St. Pub. Pwr. Supply, Nuclear Proj. No. 2 Rev.,
Aa1	2,400	6.00%, 7/1/07, Ser. A	2,656,656

			10,091,173

		Wisconsin—1.5%
		Milwaukee Met. Swr. Dist.,
Aaa	2,000	5.25%, 10/1/18, Ser. D	2,134,641

Moody’s Rating (Unaudited)	Principal Amount (000)	Description (a)	Value (Note 1)
		Wyoming—3.2%
		Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
AA-*	$4,000	5.75%, 10/1/20	$4,531,280

		Total long-term investments (cost $185,636,537)	202,923,665

		SHORT-TERM INVESTMENT—0.1%

	Shares
NR	147,830	Goldman Sachs Tax Exempt Money Market Fund, (cost $147,830)	147,830

		Total Investments— 143.9% (cost $185,784,367; Note 4)	203,071,495
		Other assets in excess of liabilities—2.2%	3,041,843
		Liquidation Value of Remarketed Preferred Stock—(46.1%)	(65,000,000)

		Net Assets Applicable to Common Stock—100%	$141,113,338

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

F.G.I.C.—Financial Guarantee Insurance Company.

F.H.A.—Federal Housing Authority.

F.S.A.—Financial Security Assurance Inc.

M.B.I.A.—Municipal Bond Insurance Association.

(b)	Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
*	Standard & Poor’s rating.

NR—Not Rated by Moody’s or Standard & Poor’s.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Assets and Liabilities

April 30, 2004 (Unaudited)

Assets

Investments, at value (cost $185,784,367)	$203,071,495

Cash	19,921

Interest receivable	3,312,361

Other assets	205,513

Total assets	206,609,290

Liabilities

Deferred compensation payable (Note 7)	204,416

Accrued expenses	114,460

Advisory fee payable (Note 2)	87,415

Dividends payable to common shareholders	61,585

Administration fee payable (Note 2)	26,224

Dividends payable to preferred shareholders	1,852

Total liabilities	495,952

Remarketed preferred stock ($.01 par value; 1,300 preferred shares, issued and outstanding, liquidation preference $50,000 per share; Note 6)	65,000,000

Net Assets Applicable to Common Stock	$141,113,338

Net assets applicable to common stock were comprised of:

Common stock at par ($.01 par value; 600,000,000 shares authorized and 8,507,456 issued and outstanding)	$85,075

Paid-in capital	120,442,594

Undistributed net investment income	1,900,070

Accumulated net realized gain on investments	1,398,471

Net unrealized appreciation on investments	17,287,128

Net assets applicable to common stock (equivalent to $16.59 per share based on 8,507,456 shares outstanding)	$141,113,338

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Operations

Six Months Ended April 30, 2004 (Unaudited)

Net Investment Income

Income

Interest	$5,300,623

Expenses

Investment advisory fee	528,024

Administration fee	158,407

Directors’ fees and expenses	99,000

Remarketing expense	82,000

Custodian’s fees and expenses	35,000

Transfer agent’s fees and expenses	32,000

Reports to shareholders	25,000

Audit fee and expenses	20,000

Legal fees and expenses	17,000

Registration fees	12,000

Miscellaneous	8,522

Total expenses	1,016,953

Net investment income	4,283,670

Realized and Unrealized Gain (Loss) on Investments

Net realized gain on investment transactions	1,408,898

Net change in unrealized appreciation on investments	(4,992,194)

Net realized and unrealized gain (loss) on investments	(3,583,296)

Dividends on remarketed preferred stock	(322,337)

Net Increase in Net Assets Resulting from Operations	$378,037

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Changes

In Net Assets (Unaudited)

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004	Year Ended October 31, 2003

Operations:

Net investment income	$4,283,670	$8,807,846

Net realized gain (loss) on investment transactions	1,408,898	(20,109)

Net change in unrealized appreciation on investments	(4,992,194)	517,489

Dividends on remarketed preferred stock	(322,337)	(712,651)

Net increase in net assets resulting from operations	378,037	8,592,575

Dividends:

Dividends to common shareholders from net investment income	(4,083,504)	(8,124,739)

Total increase (decrease)	(3,705,467)	467,836

Net Assets Applicable to Common Stock

Beginning of period	144,818,805	144,350,969

End of period(a)	$141,113,338	$144,818,805

(a) Includes undistributed net investment income of	$1,900,070	$2,022,241

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Financial Highlights (Unaudited)

PER SHARE OPERATING PERFORMANCE OF COMMON SHAREHOLDERS:	Six Months Ended April 30, 2004		Year Ended October 31,
			2003	2002(f)	2001(e)	2000(e)	1999(e)
Net asset value, beginning of period	$17.02		$16.97	$16.70	$15.42	$14.96	$16.62

Net investment income(d)	.50		1.04	1.07	1.09	1.13	1.14
Net realized and unrealized gain (loss) on investments(d)	(.41)		.05	.15	1.19	.50	(1.59)
Dividends from net investment income to remarketed preferred shareholders	(.04)		(.08)	(.11)	(.25)	(.32)	(.25)

Net increase (decrease) from investment operations	.05		1.01	1.11	2.03	1.31	(.70)

Dividends from net investment income to common shareholders	(.48)		(.96)	(.84)	(.75)	(.85)	(.96)

Net asset value, end of period(a)	$16.59		$17.02	$16.97	$16.70	$15.42	$14.96

Per share market value, end of period(a)	$14.34		$15.52	$15.00	$14.45	$12.69	$14.13

TOTAL INVESTMENT RETURN OF COMMON SHAREHOLDERS(b)	(4.81)%		10.22%	9.71%	20.14%	(4.08)%	(13.34)%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(c)
Operating expenses	1.39	%(g)	1.39%	1.37%	1.38%	1.38%	1.39%
Net investment income	5.83	%(g)	6.04%	6.44%	6.73%	7.51%	7.10%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)	$146,837		$145,774	$140,786	$137,104	$127,639	$136,111
Portfolio turnover rate	5	%(h)	6%	15%	8%	26%	6%
Net assets of common shareholders, end of period (000)	$141,113		$144,819	$144,351	$142,075	$131,159	$127,239
Asset coverage per share of preferred stock, end of period	$158,549		$161,399	$161,039	$159,289	$150,892	$147,876
Preferred stock outstanding (000)	$65,000		$65,000	$65,000	$65,000	$65,000	$65,000

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected. Total return for periods of less than a full year are not annualized.
(c)	Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d)	Calculated based upon weighted average shares outstanding during the period.
(e)	Certain amounts have been reclassified to conform to requirements under generally accepted accounting principles released in July 2001.
(f)	Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02 and decrease net realized and unrealized gain (loss) per share by $0.02 and increase the ratio of net investment income from 6.35% to 6.44%. Per share amounts and ratios for the years ended prior to October 31, 2002 have not been restated to reflect this change in presentation.
(g)	Annualized.
(h)	Not annualized.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Notes to Financial Statements

(Unaudited)

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily (at least 65% of its total assets) in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.

Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates market value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Phoenix Investment Partners, Ltd., and an Administration Agreement with Prudential Investments LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund’s average weekly managed assets. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of .15% of the Fund’s average weekly managed assets.

Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PI pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2004 aggregated $12,091,188 and $9,485,000, respectively.

Note 4. Tax Information The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2004 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$185,415,774	$18,320,929	$665,208	$17,655,721

The difference between book basis and tax basis was attributable to differences in the treatment of market discount accretion for book and tax purposes.

The Fund had a capital loss carryforward as of October 31, 2003 of approximately $10,400, which expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amount.

Note 5. Capital	There are 600 million shares of $.01 par value common stock authorized.

For the year ended October 31, 2003 and the six months ended April 30, 2004, the Fund did not issue any common shares in connection with the reinvestment of dividends.

Note 6. Remarketed Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 0.85% to 1.40% during the six months ended April 30, 2004.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 7. Deferred Compensation Plan

The Fund has adopted a deferred compensation plan (the “Compensation Plan”). Under the Compensation Plan, a director who is not an “interested person” of DTF and has elected to participate in the Compensation Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating director is credited to the director’s deferral account as of the business day such compensation would have been paid to the director. The Fund purchases shares of common stock of the Fund in the open market when the compensation would have been paid. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating director retires, the director may elect to receive payments under the plan in a lump sum or in equal installments over a period of up to ten years. If a participating director dies, any amount payable under the plan will be paid to the director’s beneficiaries. Deferred compensation investments of $204,416 are included in “other assets” on the Statement of Assets and Liabilities at April 30, 2004. The Fund’s obligation to make payment under the Compensation Plan is a general obligation of the Fund.

Note 8. Subsequent Events

Subsequent to April 30, 2004, dividends declared and paid on preferred shares totalled $51,856. On May 3, 2004, the Board of Directors of the Fund declared a dividend of $.08 per common share payable on May 28, 2004, to common shareholders of record on May 14, 2004. On May 20, 2004, the Board of Directors approved a dividend of $.08 per common share to be declared on June 1, 2004 payable on June 30, 2004 to common shareholders of record on June 15, 2004.

OTHER INFORMATION (Unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is required.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe, Inc. (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 43011, Providence, Rhode Island, 02940-3011 or call toll free (800) 451-6788.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and was effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing addi -

tional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

The Fund does not typically hold voting securities and the Fund’s Board of Directors has adopted proxy voting procedures whereby the Fund’s Investment Adviser would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Investment Adviser’s good faith belief as to the best interests of the Fund and its shareholders. The receipt by the Fund of any such proxy solicitation materials and any vote in connection with the Fund’s portfolio securities would be reviewed subsequently by the Fund’s Board of Directors. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free (800) 243-4361 ext. 5992.

There have been no material changes in the Fund’s investment objectives or policies, charter or by-laws and principal risk factors associated with investment in the Fund.

Directors

Francis E. Jeffries, Chairman

E. Virgil Conway

William W. Crawford

William N. Georgeson

Philip R. McLoughlin

Geraldine M. McNamara

Everett L. Morris

Eileen A. Moran

Richard A. Pavia

Harry Dalzell-Payne

Officers

Nathan I. Partain, President & Chief Executive Officer

Timothy M. Heaney, Vice President & Chief Investment Officer

Richard J. Wirth, Secretary

Alan M. Meder, Treasurer & Principal Financial and Accounting Officer and Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

55 East Monroe Street

Suite 3600

Chicago, IL 60603

Call toll-free (800) 243-4361 ext. 5992

(860) 403-5992

www.phoenixinvestments.com

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

EquiServe, Inc.

P.O. Box 43011

Providence, RI 02940-3011

Call toll free (800) 451-6788

Independent Auditors

Ernst & Young LLP

5 Times Square

New York, NY 10036

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom (Illinois)

333 West Wacker Drive

Chicago, IL 60606

The accompanying financial statements as of April 30, 2004 were not audited and accordingly, no opinion is expressed on them.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

23334J107

23334J206DTFA

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2004

Item 2 –	Code of Ethics – Not required as this is not an annual filing.

Item 3 –	Audit Committee Financial Expert –Not required as this is not an annual filing.

Item 4 –	Principal Accountant Fees and Services – Not required as this is not an annual filing.

Item 5 –	Audit Committee of Listed Registrants – Not required as this is not an annual filing.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required as this is not an annual filing.

Item 8 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 9 –	Submission of Matters to a Vote of Security Holders: None.

Item 10 –	Controls and Procedures

(a)	The Registrant’s chief executive officer and chief financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Registrant’s internal controls or in other factors that could significantly affect the Trust’s internal controls subsequent to the date of their evaluation.

Item 11 –	Exhibits

(a)	Code of Ethics – Not applicable with semi-annual filing.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DTF Tax-Free Income Inc.

By:	/s/ Nathan I. Partain
Nathan I. Partain,
Chief Executive Officer of
DTF Tax-Free Income Inc.

Date: June 16, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nathan I. Partain
Nathan I. Partain,
Chief Executive Officer of
DTF Tax-Free Income Inc.

Date: June 16, 2004

By:	/s/ Alan M. Meder
Alan M. Meder,
Treasurer & Principal Financial and Accounting Officer of
DTF Tax-Free Income Inc.

Date: June 16, 2004